Other Non-Current Assets - Schedule of Other Non-Current Assets (Details) - USD ($)		Mar. 31, 2025	Mar. 31, 2024
Capital advances for property, plant and equipment [Member]
Other Non-Current Assets - Schedule of Other Non-Current Assets (Details) [Line Items]
Capital advances for property, plant and equipment	[1]	$ 10,537,403	$ 8,747,601

[1]	Out of the total capital advances of $10.5 million, an amount of $8.4 million pertains to payments made towards the development of an Audio OTT platform, IPTV platform, and IPTV box. These advances are expected to result in the recognition of intangible assets under development.